Exhibit 10(o)(xv)
AMENDMENT NO. 14 TO TRANSFER AND ADMINISTRATION AGREEMENT
     AMENDMENT NO. 14 TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of October 31, 2006 (this “Amendment”), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to Transfer and Administration Agreement dated as of March 20, 2002, Amendment No. 4 to Transfer and Administration Agreement dated as of March 29, 2002, Amendment No. 5 to Transfer and Administration Agreement dated as of May 22, 2002, Amendment No. 6 and Limited Waiver to Transfer and Administration Agreement dated as of September 27, 2002, Amendment No. 7 to Transfer and Administration Agreement dated as of February 19, 2003, Amendment No. 8 to Transfer and Administration Agreement dated as of April 14, 2003, Amendment No. 9 to Transfer and Administration Agreement dated as of August 13, 2003, Amendment No. 10 to Transfer and Administration Agreement dated as of February 18, 2004, Amendment No. 11 to Transfer and Administration Agreement dated as of August 13, 2004, Amendment No. 12 to Transfer and Administration Agreement dated as of February 14, 2005 and Amendment No. 13 to Transfer and Administration Agreement dated as of February 13, 2006 (as so amended and in effect, the “TAA”), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the “SPV”), Arrow Electronics, Inc., a New York corporation, individually (“Arrow”) and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the “Conduit Investors”; each individually, a “Conduit Investor”), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a “Funding Agent”) with respect to such Conduit Investor, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the “Administrative Agent”), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.
PRELIMINARY STATEMENTS:
     WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent have entered into the TAA;
     WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent agree to make certain changes and amendments to the TAA; and
     WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and the Administrative Agent are willing to make such changes and amendments to the TAA.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Amendments to the TAA. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the TAA is hereby amended as follows:
          Section 1.1. Section 1.1 is amended by amending and restating the definition of “Receivable,” such definition to read in its entirety as follows:
     “Receivable” means any indebtedness and other obligations owed by any Obligor to HP, in the case of HP Purchased Receivables, or an Originator (without giving effect to any transfer under the First Tier Agreement or any Originator Sale Agreement or the HP Receivables Purchase Agreement) under a Contract or any right of the SPV to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, (i) arising in connection with the sale or lease of goods or the rendering of services in the ordinary course of business by such Originator or HP, and includes the obligation to pay any finance charges, fees and other charges with respect thereto,(ii) denominated in Dollars and payable only in the United States or Canada, (iii) the Obligors of which are United States or Canadian residents and are not an Official Body, (iv) which are not Gates/Synnex Receivables, (v) which are not Receivables owed by SPX Corp., by Actron Manufacturing Company (a subsidiary of SPX Corp.) or any success thereto; and (vi) which are not Jabil/Branch WJ Receivables.
     Section 1.2. Section 1.1 is amended to add the following defined term:
     “Jabil/Branch WJ Receivable” means all indebtedness and other obligations, whether constituting accounts, chattel paper, instruments or general intangibles, which are due and payable by Jabil Circuit Inc. and are generated and maintained in the Originator’s entering branch “WJ” and with respect to which payments are not made to or deposited in the Collection Account.
          Section 1.3. Section 6.1 is amended by adding the following clause (r) at the end of such section:
     (r) Jabil/Branch WJ Receivables. Neither the SPV or the Master Servicer shall change, modify or amend, or consent to any change, modification or amendment by the Originator, of the manner in which Jabil/Branch WJ Receivables are identified in their respective accounts receivable reporting systems.

     SECTION 2. Waiver. The Administrative Agent, the Funding Agents, each Conduit Investor and each Alternate Investor by execution of this Amendment agree to waive the Termination Event under Section 8.1(f) of the TAA and a Master Servicer Default under Section 7.5(a)(ii) of the TAA occurring as a result of a failure to deliver a Master Servicer Report under Section 2.8(i) of the TAA for the week ending September 1, 2006.
     SECTION 3. Representations and Warranties of the SPV and Arrow. To induce the Conduit Investors, Alternate Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:
          Section 3.1. Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
          Section 3.2. Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.
          Section 3.3. Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.
          Section 3.4. No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

     SECTION 4. Conditions Precedent. This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:
          Section 4.1. This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.
          Section 4.2. Additional Documents. The Administrative Agent shall have received all additional approvals, certificates, documents, instruments and items of information as the Administrative Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and each Funding Agent.
     SECTION 5. References to and Effect on the Transaction Documents.
          Section 5.1. Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          Section 5.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Sections 1 and 2 hereof.
          Section 5.3. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
          Section 5.4. Each reference in the TAA to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in any other Transaction Document to “the Transfer and Administration Agreement”, “thereunder”, “thereof” or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Arrow Electronics Funding Corporation, as SPV
By:	/s/ Ira Birns
	Name:	Ira Birns
	Title:	President

Arrow Electronics, Inc., individually and as Master Servicer
By:	/s/ Ira Birns
	Name:	Ira Birns
	Title:	Vice President & Treasurer

Kitty Hawk Funding Corporation, as a Conduit Investor
By:	/s/ Amy S. Keeth
	Name:	Amy S. Keeth
	Title:	Vice President

Bank of America, National Association, as a Funding Agent, as Administrative Agent, and as an Alternate Investor
By:	/s/ Jeremy Grubb
	Name:	Jeremy Grubb
	Title:	Vice President

Signature Page to
Amendment No. 14 to
Arrow Electronics
Transfer and Administration Agreement

Park Avenue Receivables Company LLC,
as a Conduit Investor

By: JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), its attorney-in-fact

By:	/s/ Mark Connor

Name: Mark Connor
Title: Vice President

JPMorgan Chase Bank, N.A.,
(formerly known as JPMorgan Chase Bank) as a Funding Agent and as an Alternate Investor

By:	/s/ Mark Connor

Name: Mark Connor
Title: Vice President
Signature Page to
Amendment No. 14 to
Arrow Electronics
Transfer and Administration Agreement

Alpine Securitization Corp.,
as a Conduit Investor

By: Credit Suisse, New York Branch, its attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave
Title: Director

By:	/s/ Josh Borg

Name: Josh Borg
Title: Director

Credit Suisse, New York Branch
as a Funding Agent and as an Alternate Investor

By:	/s/ Michael W. Koenitzer

Name: Michael W. Koenitzer
Title: Director

By:	/s/ Alberto Zonca

Name: Alberto Zonca
Title: Director
Signature Page to
Amendment No. 14 to
Arrow Electronics
Transfer and Administration Agreement

Liberty Street Funding Corp., as a Conduit Investor
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

The Bank of Nova Scotia, as a Funding Agent and as an Alternate Investor
By:	/s/ Norman Last
	Name:	Norman Last
	Title:	Managing Director

Signature Page to
Amendment No. 14 to
Arrow Electronics
Transfer and Administration Agreement

Gotham Funding Corporation, as a Conduit Investor
By:	/s/ R. Douglas Donaldson
	Name:	R. Douglas Donaldson
	Title:	Treasurer

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch) as a Funding Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch , (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch) as an Alternate Investor
By:	/s/ Christopher J. DeLauro
	Name:	Christopher J. DeLauro
	Title:	Authorized Signatory

Signature Page to
Amendment No. 14 to
Arrow Electronics
Transfer and Administration Agreement

Old Line Funding, LLC,
as a Conduit Investor

By:	/s/ Robert S. Jones

Name: Robert S. Jones
Title: Authorized Signatory

Royal Bank of Canada
as a Funding Agent and as an Alternate Investor

By:	/s/ Veronica L. Gallagher

Name: Veronica L. Gallagher
Title: Authorized Signatory
Signature Page to
Amendment No. 14 to
Arrow Electronics
Transfer and Administration Agreement

Variable Funding Capital Company Llc
as a Conduit Investor

By: Wachovia Capital Markets, LLC, as attorney-in-fact

By: /s	/ Douglas R. Wilson, Sr.

Name: Douglas R. Wilson, Sr.
Title: Vice President

Wachovia Bank, National Association,
as a Funding Agent and as an Alternate Investor

By: /s	/ William P. Rutkowski

Name: William P. Rutkowski
Title: Vice President
Signature Page to
Amendment No. 14 to
Arrow Electronics
Transfer and Administration Agreement